UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/21/2007

Wave Wireless Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-25356

Delaware	77-0289371
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6080 Center Drive, Suite 600
Los Angeles, California 90045
(Address of principal executive offices, including zip code)

310-242-5698
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 21, 2007, the Registrant filed a Certificate of Amendment of its Certificate of Incorporation changing the name of the Registrant to Azzurra Holding Corporation from Wave Wireless Corporation.

Item 8.01.    Other Events

See Item 5.03.

Item 9.01.    Financial Statements and Exhibits

See Exhibit Index

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wave Wireless Corporation

Date: August 22, 2007	By:	/s/ Daniel W. Rumsey
Daniel W. Rumsey
President

Exhibit Index

Exhibit No.	Description
EX-3.	Certificate of Amendment